UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2008

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc. 1155 Metcalfe Street, Suite 800 Montreal, Quebec Canada	H3B 5H2
(Address of principal executive offices)	(Zip Code)

(514) 875-2160
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On October 15, 2008, AbitibiBowater Inc. (the "Company") elected to make the October 15, 2008 interest payment on its $350 million convertible senior notes due 2013 (the "Original Notes") by increasing the principal amount of such notes by $18,861,111.11 (the "PIK Interest") to an aggregate principal amount of $368,861,111.11.  The Original Notes together with the PIK Interest is referred to herein as the "Notes".

The Notes are convertible into shares of common stock of the Company at any time prior to the close of business on the business day immediately preceding the maturity date based on an initial conversion rate of 100 shares per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $10.00 per share), subject to certain antidilution adjustments.

The Company's issuance of the PIK Interest was made, and the issuance of the underlying shares of common stock upon conversion of the Notes will be made, in a transaction not involving any public offering pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").  Neither the Notes, nor the underlying shares of common stock, when issued upon conversion, may be offered or sold in the United States in absence of an effective registration statement or an exemption from the registration requirements under the Securities Act.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indenture, which was filed as Exhibit 10.8 to the Company's current report on Form 8-K, dated April 1, 2008, filed with the Securities and Exchange Commission on April 7, 2008, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

8% Senior Convertible Notes due 2013 Indenture, dated April 1, 2008, by and among AbitibiBowater Inc., Bowater Incorporated and the Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 10.8 to the Company's Form 8-K, dated April 1, 2008).

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

	By:	/s/ William G. Harvey
Date: October 17, 2008		Name: William G. Harvey
Title: Senior Vice-President and Chief Financial Officer

 Exhibit Index

Exhibit No.             Description

10.1

8% Senior Convertible Notes due 2013 Indenture, dated April 1, 2008, by and among AbitibiBowater Inc., Bowater Incorporated and the Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 10.8 to the Company's Form 8-K, dated April 1, 2008).

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